Contact Sports, Inc.
                              Financial Statement
                                 July 31, 2001

































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                            Contact Sports, Inc.

                            Financial Statement




                            Table of Contents






Independent Auditors' Report

Balance Sheet as of July 31, 2001

Statement of Income and Retained Earnings for the year ended July 31, 2001

Statement of Cash Flows for the year ended July 31, 2001

Notes to Financial Statements

Accountants' Report on Supplemental Information

Supplemental Information

















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                      Independent Auditors' Report



Board of Directors
Contact Sports, Inc.
25 Brighton Avenue
Passaic, N.J.  07055


We have audited the accompanying balance sheet of Contact Sports, Inc. as of July 31, 2001 and the related statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Contact Sports, Inc. as of July 31, 2001 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.


                                         __________________________________
                                               Certified Public Accountants


August 16, 2001









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                             Contact Sports, Inc.

                               Balance Sheet
                           As of July 31, 2001



                                 Assets
Current assets
Cash                                                     $  9,788
Accounts receivable (net of allowance for
doubtful accounts of $25,914)                               2,313
Inventory                                                 137,165
                                                         --------
Total current assets                                     $149,266
                                                         ========





                  Liabilities and Shareholders' Equity

Current liabilities

Accounts payable                                           10,507
Due to factor                                               8,497
Income taxes payable                                        2,173
                                                           ------
Total current liabilities                                  21,177
                                                           ------


Shareholders' equity
Capital stock-authorized 200 shares no par
value common stock
       Issued and outstanding 100 shares                  201,000
Additional paid in capital                                210,946
Deficit                                                  (283,857)
                                                         --------
Total shareholders' equity                                128,089
                                                         --------

Total liabilities and shareholders' equity$             $ 149,266
                                                        =========


           See independent auditors' report and notes to financial statement


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                           Contact Sports, Inc.

                      Statement of Income and Retained Earnings
                           For the Year Ending July 31, 2001




Sales                                                        $27,456


Cost of sales                                                 30,037
                                                             -------

Gross profit                                                  (2,581)


Operating expenses                                           213,929
                                                             -------

(Loss) before provision for income taxes                    (216,510)


Provision for income taxes                                       780


Net (loss) for the period                                   (217,290)


Deficit-beginning                                            (66,567)

Deficit-ending                                             $(283,857)
                                                            ========









          See independent auditors' report and notes to financial statement




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                                 Contact Sports, Inc.

                               Statement of Cash Flows

                          For the Year Ending July 31, 2001





Cash flows from operating activities
   Net (loss)                                                $(217,290)

  (Increase) decrease in:
      Accounts receivable                                       (2,313)
      Inventory                                               (137,165)

  Increase in:
      Accounts payable                                          10,507
      Due to factor                                              8,497
      Income taxes payable                                         552
                                                             ----------
Net cash (used in) operating activities                       (337,212)
                                                             ----------


Cash flows from financing activities
     Capital stock issued                                      200,000
     Paid in capital                                           147,000
                                                             ----------
Net cash provided by financing activities                      347,000
                                                             ----------


Net (decrease) in cash                                           9,788

Cash at beginning of year                                          -0-
                                                             ----------
Cash at end of year                                             $9,788
                                                             =========

Supplemental disclosures
Interest paid                                                    -0-
Income tax payments                                              340



For purposes of the statement of cash flows, the company considers all highly liquid debt instruments purchased with a maturity of three months or less to be a cash equivalent

            See independent auditors' report and notes to financial statement
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                              Contact Sports, Inc.
                        Notes to Financial Statements
                      For the Year Ended July 31, 2001

Summary of Significant Accounting Policies:

Organizational Structure :
-------------------------
Contact Sports Inc. was incorporated in 1998 in New York State. It was merged into Contact Sports, Inc., a New Jersey corporation organized in 2000, on February 16, 2001. The financial statements include the combined activity of both companies from August 1, 2000 through July 31, 2001.

Nature of Activity:
------------------
The company is engaged in the manufacturing and distribution of sports apparel.

Revenue Recognition:
-------------------
The company recognizes revenue on the accrual method. Revenue is recognized when merchandise is shipped to customers.

Inventory:
---------
Inventory consists of finished goods purchased for resale and resold without any additions or manufacturing process, finished goods on which the manufacturing process has been completed and raw materials. Of the total inventory at July 31, 2001, approximately $40,000 consisted of raw materials. The balance was finished goods.

Use of Estimates:
----------------
Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenue and expenses. Actual results could differ from those estimates.

Advertising:
-----------
The company expenses advertising as incurred. Advertising expense totaled approximately $6,700 for the year ended July 31, 2001.

Income Taxes:
------------
Contact Sports, Inc., the surviving New Jersey corporation, has elected to be taxed as an S corporation and is not subject to federal income taxes. The provision shown herein is for New Jersey and New York State and New York City minimum taxes. It files its tax returns based on a calendar year.

Rent:
----
Rent paid for the year ended July 31, 2001 was $5,425.

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                         Contact Sports, Inc.
                    Notes to Financial Statements
                  For the Year Ended July 31, 2001


Due to Factor:
-------------
The company entered into a factoring arrangement with Amerifund Capital whereby the factor advanced 80% of assigned invoices to the company and collected those invoices in exchange for a fee. The company ended this factoring arrangement subsequent to the balance sheet date.

Commitments and Contingencies:
-----------------------------
Lease Obligations:
-----------------
The company occupies space located in Brooklyn, N.Y. under a lease expiring December 31, 2002. The base monthly rent under this lease is $450.00. Under the terms of this lease the company is also required to pay its share of increases in operating costs and real estate taxes.

Minimum future rental payments under the above lease for the next five years are:

For the year ending July 31, 2002                $5,400

For the year ending July 31, 2003                 2,250

For the year ending July 31, 2004                   -0-

For the year ending July 31, 2005                   -0-

For the year ending July 31, 2006                   -0-





















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                         Accountants' Report on Supplemental Information



Board of Directors
Contact Sports, Inc.
25 Brighton Avenue
Passaic, N.J.  07055


The following schedules are presented for supplementary analysis purposes only and have not been subjected to the inquiry and analytical procedures and review of the basic financial statements. They have been compiled from information that is the representation of management, without review. Accordingly, we do not express an opinion or any other form of assurance on them.




                                    _______________________________

                                     Certified Public Accountants



August 16, 2001



















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                                 Contact Sports, Inc.
                                 Supporting Schedules
                          For the Year Ending July 31, 2001



Operating expenses:
Product design and development                         $24,040
Sample costs                                            22,444
Trade shows                                             33,425
Selling expenses                                        91,081
Travel and promotion                                     6,303
Advertising                                              6,681
Sales commissions                                          396
Rent                                                     5,425
Telephone                                                3,326
Professional fees                                        3,900
Insurance                                                  921
Office expenses                                          8,897
Freight and auto expenses                                1,256
Factor's charges                                         4,467
Other interest and bank charges                            182
Bad debts                                                1,185
                                                       -------
Total operating expenses                              $213,929
                                                      ========



         See independent auditors' report and notes to financial statement





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